UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2008 (March 31, 2008)
National Medical Health Card Systems, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-26749	11-2581812

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Harbor Park Drive, Port Washington, New York	11050

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 626-0007
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 31, 2008, National Medical Health Card Systems, Inc. (“NMHC”) and SXC Health Solutions Corp. (“SXC”) announced that, pursuant to their previously announced merger agreement, SXC has commenced an exchange offer for all of the outstanding shares of NMHC common stock. Subject to the terms and conditions of the offer, NMHC stockholders will receive (i) 0.217 of a common share of SXC and (ii) $7.70 in cash for each share of NMHC common stock tendered. A copy of the joint press release is attached hereto as Exhibit 99.1.
Item 9.01 . Financial Statements and Exhibits.
          (d) Exhibits

99.1	Joint press release dated March 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2008	NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
	By:	/s/ George McGinn
George McGinn
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release dated March 31, 2008.